Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT
FIFTH AMENDMENT, dated as of February 8, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested that the outstanding Initial Term B Loans (as such definition is amended hereby) be refinanced with a new term facility (the “Amended Term Loan Facility”) in accordance with Section 10.08(e) of the Credit Agreement by obtaining Extended 2025 Term Loan Commitments (as defined in Section 4 of this Amendment) and having existing Initial Term B Loans be continued as provided herein;
WHEREAS, JPMorgan Chase Bank, N.A. is the lead arranger and bookrunner for the Amended Term Loan Facility (in such capacity, the “Lead Arranger”), and Barclays Bank PLC, Suntrust Robinson Humphrey, Inc., Goldman Sachs Bank USA, Capital One, N.A., Credit Agricole Corporate and Investment Bank, Citizens Bank, N.A., Bank of America, N.A., BMO Capital Markets Corp.TD Securities, the Bank of Nova Scotia, Santander Bank, N.A., Wells Fargo Bank, National Association and Credit Suisse Securities (USA) LLC are the joint lead arrangers and joint bookrunners for the Amended Term Loan Facility;
WHEREAS, the loans under the Amended Term Loan Facility (the “Extended 2025 Term Loans”) will replace and refinance the currently outstanding Initial Term B Loans;
WHEREAS, except as otherwise provided herein, the Extended 2025 Term Loans will have the same terms as the Initial Term B Loans currently outstanding under the Credit Agreement;
WHEREAS, each existing Initial Term B Lender that executes and delivers a Lender Addendum (Cashless Roll) attached hereto (a “Lender Addendum (Cashless Roll)”) and in connection therewith agrees to continue all of its outstanding Initial Term B Loans as Extended 2025 Term Loans (such continued Initial Term B Loans, the “Continued Term Loans”, and such Lenders, collectively, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Initial Term B Loans (such existing Initial Term B Loans, the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) outstanding on the Fifth Amendment Effective Date (as defined below) as Extended 2025 Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Fifth Amendment Effective Date);
WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a Lender Addendum (Additional Term Lender) attached hereto (a “Lender Addendum (Additional Term Lender)” and, together with a Lender Addendum (Cashless Roll), a “Lender Addendum”)) and agrees in connection therewith to make Extended 2025 Term Loans (collectively, the “Additional Term Lenders”) will thereby (i) agree to the terms of this

Amendment and (ii) commit to make Extended 2025 Term Loans to the Borrower on the Fifth Amendment Effective Date (the “Additional Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Additional Term Lender;
WHEREAS, the proceeds of the Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as Extended 2025 Term Loans by the Continuing Term Lenders;

WHEREAS, the Continuing Term Lenders and the Additional Term Lenders (collectively, the “Extended 2025 Term Lenders”) are severally willing to continue their Existing Term Loans as Extended 2025 Term Loans and/or to make Extended 2025 Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, Section 10.08(e) of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent and the Extended 2025 Term Lenders, to refinance the Existing Term Loans with the proceeds of the Amended Term Loan Facility, which constitute Replacement Term Loans under the Credit Agreement; and

WHEREAS, the Borrower, the Extended 2025 Term Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:
“Extended 2025 Term Loans” shall have the meaning assigned to such term in the Fifth Amendment.

“Fifth Amendment” shall mean the Fifth Amendment, dated as of the Fifth Amendment Effective Date, to this Agreement.

“Fifth Amendment Effective Date” shall mean February 8, 2018.

(b)The definition of “Term B Facility Maturity Date” is hereby amended by replacing “July 20, 2022” where used therein with “February 8, 2025”.
(c)The definition of “Initial Term B Loan Commitment” is hereby amended and restated in its entirety as follows:
“Initial Term B Loan Commitment” shall mean, with respect to each Lender, the agreement, if any, of such Lender: (i) prior to the Amendment Effective Date, to make

Initial Term B Loans as set forth in Section 2.01(a) on the Closing Date, (ii) on or after the Amendment Effective Date but prior to the Third Amendment Effective Date, (a) to continue its Existing Term Loans (as defined in the First Amendment) as a New Term Loan or (b) to make a New Term Loan in the amount provided for in the First Amendment, (iii) on or after the Third Amendment Effective Date but prior to the Fourth Amendment Effective Date, (a) to continue its Existing Term Loans (as defined in the Third Amendment) as a New 2022 Term Loan or (b) to make a New 2022 Term Loan in the amount provided for in the Third Amendment, (iv) on or after the Fourth Amendment Effective Date but prior to the Fifth Amendment Effective Date, (a) to continue its Existing Term Loans (as defined in the Fourth Amendment) as a Repriced 2022 Term Loan or (b) to make a Repriced 2022 Term Loan in the amount provided for in the Fourth Amendment or (v) on or after the Fifth Amendment Effective Date, (a) to continue its Existing Term Loans (as defined in the Fifth Amendment) as an Extended 2025 Term Loan or (b) to make an Extended 2025 Term Loan in the amount provided for in the Fifth Amendment. The aggregate amount of the Initial Term B Loan Commitments on, and after giving effect to, the Fifth Amendment Effective Date is $1,080,000,000.
(d)The definition of “Initial Term B Loans” is hereby amended and restated in its entirety as follows:
“Initial Term B Loans” shall mean (i) prior to the Amendment Effective Date, a Loan made by an Initial Term B Lender pursuant to Section 2.01(a), (ii) on and after the Amendment Effective Date but prior to the Third Amendment Effective Date, any New Term Loans made or continued pursuant to the First Amendment, (iii) on and after the Third Amendment Effective Date but prior to the Fourth Amendment Effective Date, any New 2022 Term Loans made or continued pursuant to the Third Amendment, (iv) on and after the Fourth Amendment Effective Date but prior to the Fifth Amendment Effective Date, any Repriced 2022 Term Loans made or continued pursuant to the Fourth Amendment or (v) on and after the Fifth Amendment Effective Date, any Extended 2025 Term Loans made or continued pursuant to the Fifth Amendment.
(e)The definition of “Term B Loans” is hereby amended and restated in its entirety as follows:
“Term B Loans” shall mean (i) prior to the Amendment Effective Date, the Initial Term B Loans that were made by the Lenders to the Borrower pursuant to Section 2.01(a), (ii) on or after the Amendment Effective Date but prior to the Third Amendment Effective Date, any New Term Loans made or continued hereunder pursuant to the First Amendment, (iii) on or after the Third Amendment Effective Date but prior to the Fourth Amendment Effective Date, any New 2022 Term Loans made or continued hereunder pursuant to the Third Amendment, (iv) on or after the Fourth Amendment Effective Date but prior to the Fifth Amendment Effective Date, any Repriced 2022 Term Loans made or continued hereunder pursuant to the Fourth Amendment, (v) on or after the Fifth Amendment Effective Date, any Extended 2025 Term Loans made or continued hereunder pursuant to the Fifth Amendment and (vi) any Incremental Term Loans in the form of Term B Loans having the same terms (including pricing, Yield and amortization) as the Extended 2025 Term Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(d).

SECTION 3.    Amendments to Article II of the Credit Agreement.
(a)Section 2.01 of the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by adding the following sentence immediately before the last sentence of Section 2.01(a):
“Following the making or continuation thereof, as applicable, on the Fifth Amendment Effective Date, the Extended 2025 Term Loans shall constitute Initial Term B Loans and Term B Loans, as applicable, in all respects.”
(b)Section 2.08(a)(ii) of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by replacing the phrase “Closing Date, Amendment Effective Date, Third Amendment Effective Date or Fourth Amendment Effective Date, as applicable” where used therein with the phrase “Closing Date, Amendment Effective Date, Third Amendment Effective Date, Fourth Amendment Effective Date or Fifth Amendment Effective Date, as applicable”.
(c)Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
The Borrower shall repay to the Administrative Agent, for the benefit of the Initial Term B Lenders, on the last day of March, June, September and December of each year (beginning June 30, 2013) or, if such date is not a Business Day, the next preceding Business Day (each such date being referred to as a "Term B Loan Installment Date") through and including the Term B Facility Maturity Date, a principal amount of Initial Term Loans equal to, on any Term B Loan Installment Date occurring after the Fifth Amendment Effective Date, the product of (x) the principal amount of Initial Term B Loans outstanding after the Initial Term B Loan Borrowing on the Fifth Amendment Effective Date and (y) 0.25%, with the balance of the Initial Term B Loans due in full on the Term B Facility Maturity Date.
(d)Section 2.11(h) of the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by replacing the phrase “twelve (12) month anniversary of the Fourth Amendment Effective Date” where used therein with the phrase “six (6) month anniversary of the Fifth Amendment Effective Date”.
(e)Section 2.20(b) of the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by replacing the phrase “eighteen (18) months after the Third Amendment Effective Date” where used therein with the phrase “eighteen (18) months after the Fifth Amendment Effective Date”.
SECTION 4.    Extended 2025 Term Loans.
(a)    Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Fifth Amendment Effective Date) of its Existing Term Loans as an Extended 2025 Term Loan on the Fifth Amendment Effective Date in a principal amount equal to such Continuing Term Lender’s Extended 2025 Term Loan Commitment (as defined below) and (ii) each Additional Term Lender agrees to make an Extended 2025 Term Loan on such date to the Borrower in a principal amount equal to such Additional Term Lender’s Extended 2025 Term Loan Commitment. For purposes hereof, a Person shall become a party to the Credit Agreement as amended hereby and an Extended 2025 Term Lender as of the Fifth Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Fifth Amendment Effective Date, a Lender Addendum (Additional Term Lender) in its capacity as an Extended 2025 Term Lender. For the avoidance of doubt, the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by the Lead Arranger.
(b)     Each Additional Term Lender will make its Extended 2025 Term Loan on the Fifth Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.06 of the Credit Agreement, an amount equal to its Extended 2025 Term Loan Commitment. The “Extended 2025 Term Loan Commitment” (i) of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the Fifth Amendment Effective Date (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Fifth Amendment Effective Date), which shall be continued as an equal amount of Extended 2025 Term Loans, and (ii) of any Additional Term Lender will be such amount (not exceeding any commitment offered by such Additional Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Fifth Amendment Effective Date. The commitments of the Additional Term Lenders and the continuation undertakings of the Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Extended 2025 Term Loan. The Extended 2025 Term Loans may from time to time be ABR Loans or Eurocurrency Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.02 and 2.03 of the Credit Agreement. The Lenders having Existing Term Loans that are prepaid in connection with the making of the Extended 2025 Term Loans shall be entitled to the benefits of Section 2.16 of the Credit Agreement with respect thereto. The Continuing Term Lenders hereby waive the benefits of Section 2.16 of the Credit Agreement with respect thereto.
(c)    The obligation of each Extended 2025 Term Lender to make or acquire by continuation Extended 2025 Term Loans on the Fifth Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 5 of this Amendment.
(d)    On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “Initial Term B Loans” and “Term B Loans” shall be deemed a reference to the Extended 2025 Term Loans contemplated hereby, except as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans to the same extent expressly set forth therein.
(e)    The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Lead Arranger, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of Extended 2025 Term Loans in the same amount.
(f)    For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Lead Arranger, any Lender with Existing Term Loans that are prepaid as contemplated hereby shall, automatically upon receipt of the amount necessary to purchase such Lender’s Existing Term Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive the notice requirements of Sections 2.10(d) and 2.11(a) of the Credit

Agreement in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date (the “Fifth Amendment Effective Date”) on which the following conditions have been satisfied:
(a)    The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of the Borrower, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) Lender Addenda, executed and delivered by the Continuing Term Lenders and the Additional Term Lenders.
(b)    The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party.
(c)    The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Fifth Amendment Effective Date.
(d)    To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment and any other reasonable out-of- pocket expenses required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any Loan Document.
(e)    No Event of Default or Default shall have occurred and be continuing.
(f)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to the Extended 2025 Term Loans, the representations and warranties set forth in the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Fifth Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects, and (ii) no Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date after giving effect to this Amendment and the Extended 2025 Term Loans.
(g)    The Administrative Agent shall have received, on behalf of itself and the Lenders on the Fifth Amendment Effective Date (after giving effect hereto), a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (ii) local counsel reasonably satisfactory to the Administrative Agent as specified on Schedule 4.02(b) to the Credit Agreement, in each case (A) dated the Fifth Amendment Effective Date, (B) addressed to the Administrative Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Amendment and the other Loan Documents as the Administrative Agent shall reasonably request.
(h)    The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:

(i)    a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;
(ii)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Fifth Amendment Effective Date and certifying:
(A)    that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Fifth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,
(B)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Fifth Amendment Effective Date,
(C)    that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and
(D)    as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of such Loan Party; and
(iii)     a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.
(i)    The Lenders shall have received a solvency certificate in form and substance reasonably satisfactory to the Administrative Agent and signed by the Chief Financial Officer of the Borrower.
(j)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act, requested not less than five business days prior to the date hereof.

Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Term Lender for purposes of facilitating funding on the Fifth Amendment Effective Date. Accordingly, any Lender Addendum (Additional Term Lender) submitted by or on behalf of an Additional Term Lender other than such fronting lender will be deemed ineffective unless accepted by the Lead Arranger in its sole discretion.

SECTION 6.    Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the Fifth Amendment Effective Date:
6.1.     This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
6.2.     Each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Fifth Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects.
SECTION 7.    Effect of Amendment.
7.1.     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
7.2.     On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment and the Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
7.3.    Except as expressly provided herein or in the Credit Agreement, the Amended Term Loan Facility shall be subject to the terms and provisions of the Credit Agreement and the other Loan Documents.

SECTION 8.    General.
8.1.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
8.2.     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent.
8.3.     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.
8.4.    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
8.5.    FATCA Grandfathered Status. Solely for purposes of determining withholding Taxes under FATCA, from and after the Fifth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Extended 2025 Term Lenders hereby authorize the Administrative Agent to treat) the Extended 2025 Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
REALOGY GROUP LLC, as Borrower

By:	/s/ ANTHONY E. HULL Name: Anthony E. Hull Title: Executive Vice President and Treasurer
REALOGY INTERMEDIATE HOLDINGS, LLC, as Holdings

By: /s/ ANTHONY E. HULL	Name: Anthony E. Hull Title: Executive Vice President and Treasurer

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ CHIARA CARTER Name: Chiara Carter Title: Executive Director

Signature Page to Amendment

Annex I

ACKNOWLEDGMENT AND CONFIRMATION
(a)    Reference is made to the FIFTH AMENDMENT, dated as of February 8, 2018 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 5, 2013 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.
(b)    The Credit Agreement is being amended and the Borrower is obtaining Extended 2025 Term Loans to replace the Existing Term Loans pursuant to the Amendment as set forth therein (the “Amended Credit Agreement”). Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:
(i)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and
(ii)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees.
(c)    This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).
(d)    THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(e)    This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.
REALOGY GROUP, LLC
By:    /s/ ANTHONY E. HULL
    Name: Anthony E. Hull
    Title: Executive Vice President and Treasurer

REALOGY INTERMEDIATE HOLDINGS LLC
By:    /s/ ANTHONY E. HULL
    Name: Anthony E. Hull
    Title: Executive Vice President and Treasurer

Signature Page to Acknowledgment and Confirmation

SUBSIDIARY GUARANTORS:
CASTLE EDGE INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC

By: /s/ ANTHONY E. HULL
Name: Anthony E. Hull
Title: Chief Financial Officer

CARTUS CORPORATION
MID-ATLANTIC SETTLEMENT SERVICES LLC
TRG MARYLAND HOLDINGS LLC
NRT QUEENS LLC
ON COLLABORATIVE, INC.
ON COLLABORATIVE LLC
SOTHEBY’S INTERNATIONAL REALTY GLOBAL
DEVELOPMENT ADVISORS LLC
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY INC.
NRT PROPERTY MANAGEMENT COLORADO LLC
NRT PROPERTY MANAGEMENT HAWAII LLC
NRT PROPERTY MANAGEMENT NEVADA LLC
NRT PROPERTY MANAGEMENT OHIO LLC
NRT PROPERTY MANAGEMENT TENNESSEE LLC
NRT PROPERTY MANAGEMENT UTAH LLC
NRT VACATION RENTALS ARIZONA LLC
NRT VACATION RENTALS DELAWARE LLC
NRT VACATION RENTALS FLORIDA LLC
NRT VACATION RENTALS MARYLAND LLC
NRT VACATION RENTALS CALIFORNIA, INC.
TITLE RESOURCE GROUP SETTLEMENT SERVICES, LLC

By: /s/ ANTHONY E. HULL
Name: Anthony E. Hull
Title: Executive Vice President and Treasurer

TRG VENTURE PARTNER LLC

By: /s/ ANTHONY E. HULL
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Acknowledgment and Confirmation

AMERICAN TITLE COMPANY OF HOUSTON
BURNET TITLE HOLDING LLC
BURNET TITLE LLC
CASE TITLE COMPANY
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
KEYSTONE CLOSING SERVICES LLC
LAKECREST TITLE, LLC
LAND TITLE AND ESCROW, INC.
MARKET STREET SETTLEMENT GROUP LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TEXAS AMERICAN TITLE COMPANY
TITLEONE CORPORATION
TITLEONE EXCHANGE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TRG SETTLEMENT SERVICES, LLP

By: /s/ THOMAS N. RISPOLI
Name: Thomas N. Rispoli
Title: Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
ZAPLABS LLC

By: /s/ ANDREW G. NAPURANO
Name: Andrew G. Napurano
Title: Chief Finance and Strategy Officer

Signature Page to Acknowledgment and Confirmation

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
CDRE TM LLC
CLIMB REAL ESTATE, INC.
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
CORCORAN GROUP LLC
HFS LLC
HFS.COM CONNECTICUT REAL ESTATE LLC
HFS.COM REAL ESTATE INCORPORATED
HFS.COM REAL ESTATE LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
MARTHA TURNER PROPERTIES, L.P.
MARTHA TURNER SOTHEBY'S INTERNATIONAL REALTY REFERRAL COMPANY LLC
MTPGP, LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA LLC
NRT ARIZONA REFERRAL LLC
NRT CAROLINAS LLC
NRT CAROLINAS REFERRAL NETWORK LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC

NRT DEVONSHIRE WEST LLC
NRT FLORIDA LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC
NRT PITTSBURGH LLC
NRT PROPERTY CARE LLC
NRT PROPERTY MANAGEMENT ARIZONA LLC
NRT PROPERTY MANAGEMENT ATLANTA LLC
NRT PROPERTY MANAGEMENT CALIFORNIA, INC.
NRT PROPERTY MANAGEMENT DC LLC
NRT PROPERTY MANAGEMENT DELAWARE LLC
NRT PROPERTY MANAGEMENT FLORIDA LLC
NRT PROPERTY MANAGEMENT ILLINOIS LLC
NRT PROPERTY MANAGEMENT LOUISIANA LLC
NRT PROPERTY MANAGEMENT MARYLAND LLC
NRT PROPERTY MANAGEMENT MINNESOTA LLC
NRT PROPERTY MANAGEMENT NEW JERSEY LLC
NRT PROPERTY MANAGEMENT NORTH CAROLINA LLC
NRT PROPERTY MANAGEMENT OKLAHOMA LLC
NRT PROPERTY MANAGEMENT PENNSYLVANIA LLC
NRT PROPERTY MANAGEMENT SOUTH CAROLINA LLC
NRT PROPERTY MANAGEMENT TEXAS LLC
NRT PROPERTY MANAGEMENT VIRGINIA LLC
(continued)

Signature Page to Acknowledgment and Confirmation

(continued from prior page)

NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT RENTAL MANAGEMENT SOLUTIONS LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
NRT ZIPREALTY LLC
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK PLUS, INC.
REFERRAL NETWORK, LLC
SOTHEBY'S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
SOTHEBY'S INTERNATIONAL REALTY, INC.
THE SUNSHINE GROUP, LTD.

By: /s/ ROGER FAVANO
Name: Roger Favano
Title: Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

[Lender Signature Pages on File with the Administrative Agent]

LENDER ADDENDUM (CASHLESS ROLL) TO THE
AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF MARCH 5, 2013

This Lender Addendum (Cashless Roll) (this “Lender Addendum”) is referred to in, and is a signature page to, the Fifth Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 5, 2013 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Term Loans as Extended 2025 Term Loans pursuant to a cashless roll on the Fifth Amendment Effective Date in the amount of its Extended 2025 Term Loan Commitment.

Name of Institution:	_______________________________________________________________

Executing as a Continuing Term Lender: By: _________________________________ Name: Title: For any institution requiring a second signature line: By: _________________________________ Name: Title:

[Lender Signature Pages on File with the Administrative Agent]

LENDER ADDENDUM (ADDITIONAL TERM LENDER) TO THE
AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF MARCH 5, 2013

This Lender Addendum (Additional Term Lender) (this “Lender Addendum”) is referred to in, and is a signature page to, the Fifth Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 5, 2013 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby, (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Extended 2025 Term Loans on the Fifth Amendment Effective Date in the amount of such Additional Term Lender’s Extended 2025 Term Loan Commitment and (C) that on the Fifth Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Credit Agreement and other Loan Documents as a Lender thereunder.

Name of Institution:	______________________________________________________________

Executing as an Additional Term Lender: By: _________________________________ Name: Title: For any institution requiring a second signature line: By: _________________________________ Name: Title: